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                         NEXTLINK COMMUNICATIONS, INC.

                                 EXCHANGE OFFER
                                 TO HOLDERS OF
              14% SENIOR EXCHANGEABLE REDEEMABLE PREFERRED SHARES

                         NOTICE OF GUARANTEED DELIVERY

    As set forth in the Prospectus dated            , 1997 (the "Prospectus") of
NEXTLINK Communications, Inc. (the "Company") under "The Exchange Offer--How to Tender" and in the Letter of Transmittal for 14% Senior Exchangeable Redeemable Preferred Shares (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Company if: (i) certificates for the above-referenced Notes (the "Old Preferred Shares") are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

       TO: CONTINENTAL STOCK TRANSFER & TRUST COMPANY (the "Exchange Agent")
                                   2 Broadway
                            New York, New York 10004
                      Attention: Reorganization Department
                           Phone: (212) 509-4000 x535
                              Fax: (212) 509-5150

       DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO A FACSIMILE OR TELEX NUMBER
      OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the number of Old Preferred Shares set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

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
                                                           Sign Here

Number of Old                         Signature(s)
Preferred Shares
Certificate Nos.                      Please Print the Following Information
(if available)                        Name(s)
Total Number
Represented by Old Preferred          Address
Shares
  Certificate(s)                      Area Code and Tel. No(s).
Account Number
Dated: , 1997
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                                   GUARANTEE

    The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, hereby guarantees that the above-named person(s) own(s) the above-described securities tendered hereby and that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

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
                                                -------------------------------------------
                                                                Name of Firm

                                                -------------------------------------------
                                                            Authorized Signature

                                                -------------------------------------------
                                                       Number and Street or P.O. Box

                                                -------------------------------------------
                                                City             State             Zip Code

                                                -------------------------------------------
                                                           Area Code and Tel. No.

Dated: , 1997
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